DREYFUS
      STRATEGIC MUNICIPAL
      BOND FUND, INC.

      ANNUAL REPORT November 30, 2002



                                                   YOU, YOUR ADVISOR AND
                                                   (R)DREYFUS
                                                   A MELLON FINANCIAL COMPANY



                  DREYFUS STRATEGIC MUNICIPAL BOND FUND, INC.

                            PROTECTING YOUR PRIVACY

                               OUR PLEDGE TO YOU

THE FUND IS COMMITTED TO YOUR PRIVACY. On this page, you will find the Fund's policies and practices for collecting, disclosing, and safeguarding "nonpublic personal information," which may include financial or other customer information. These policies apply to individuals who purchase Fund shares for personal, family, or household purposes, or have done so in the past. This notification replaces all previous statements of the Fund's consumer privacy policy, and may be amended at any time. We'll keep you informed of changes as required by law.

YOUR ACCOUNT IS PROVIDED IN A SECURE ENVIRONMENT. The Fund maintains physical, electronic and procedural safeguards that comply with federal regulations to guard nonpublic personal information. The Fund's agents and service providers have limited access to customer information based on their role in servicing your account.

THE FUND COLLECTS INFORMATION IN ORDER TO SERVICE AND ADMINISTER YOUR ACCOUNT. The Fund collects a variety of nonpublic personal information, which may include:

* Information we receive from you, such as your name, address, and social security number.

* Information about your transactions with us, such as the purchase or sale of Fund shares.

* Information we receive from agents and service providers, such as proxy voting information.

  THE FUND DOES NOT SHARE NONPUBLIC PERSONAL INFORMATION WITH ANYONE, EXCEPT AS PERMITTED BY LAW.

Thank you for this opportunity to serve you.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

            Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value



                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Selected Information

                             7   Statement of Investments

                            16   Statement of Assets and Liabilities

                            17   Statement of Operations

                            18   Statement of Changes in Net Assets

                            19   Financial Highlights

                            21   Notes to Financial Statements

                            27   Report of Independent Auditors

                            28   Important Tax Information

                            29   Additional Information

                            32   Proxy Results

                            33   Board Members Information

                            36   Officers of the Fund

                            37   Officers and Directors

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                   Dreyfus  Strategic Municipal Bond Fund, Inc.

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We present this annual report for Dreyfus Strategic Municipal Bond Fund, Inc., covering the 12-month period from December 1, 2001 through November 30, 2002. Inside, you' ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, James Welch.

In an otherwise turbulent year, municipal bonds have provided relatively attractive and stable returns. Indeed, tax-exempt bond prices were boosted further in November when the Federal Reserve Board (the "Fed" ) reduced short-term interest rates by another 0.50 percentage points. As a result, the performance of high-quality municipal bonds to date in 2002 has been substantially better than many other asset classes.

Will highly rated municipal bonds continue to provide higher returns than stocks? While no one can know for sure, many analysts currently believe that the Fed' s next move may be toward higher interest rates, which is likely to put downward pressure on prices of many bonds. History suggests that investing only in fixed-income securities probably won't provide the long-term returns most investors need. Instead, we believe that holding the right mix of stocks, bonds and cash that fits their overall financial circumstances is an important consideration for investors. We suggest you talk regularly with your financial advisor to ensure that your portfolio reflects your investment needs, long-term goals and attitudes toward risk.

Thank you for your continued confidence and support.

Sincerely,

/s/Stephen E. Canter
Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
December 16, 2002




DISCUSSION OF FUND PERFORMANCE

James Welch, Portfolio Manager

How did Dreyfus Strategic Municipal Bond Fund, Inc. perform during the period?

For the 12-month period ended November 30, 2002, the fund achieved a total return of 4.53%.(1) During the same period, the fund provided aggregate income dividends of $0.5604 per share, which is equal to a distribution rate of 7.11% ..(2 )

The fund has continued to perform well despite the effects of falling interest rates on long-term bond yields. The fund's leveraging strategy, which is based on the issuance of short-term auction-rate preferred notes, has continued to benefit performance as borrowing costs have declined. However, ongoing credit concerns affecting some of the fund's corporate-backed municipal securities detracted from the fund's otherwise strong performance.

What is the fund's investment approach?

The fund seeks high current income exempt from federal income tax by investing in long-term, tax-exempt municipal bonds.

In so doing, we look for bonds that we believe can provide high current income. We strive to find such opportunities through analysis of individual bonds' structures. Within the context of our bond structure analyses, we pay particularly close attention to each bond' s maturity and early redemption features.

Over time, many of the fund's older, higher-yielding bonds have matured or were redeemed by their issuers. We have generally attempted to replace those bonds with new securities that offered currently higher than average income payments. We have also sought to upgrade the fund with newly issued bonds that, in our opinion, have better structural or income characteristics than existing holdings. When such opportunities arise, we usually sell bonds that are close to

                                                                 The    Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

their optimal redemption date or maturity. In addition, we conduct credit analysis of our holdings in an attempt to avoid potential defaults on interest
and    principal    payments.

What other factors influenced the fund's performance?

The reporting period was characterized by a generally disappointing economic recovery and falling interest rates. The Federal Reserve Board (the "Fed") began the reporting period with a 0.25 percentage-point rate cut, the last of 11 such reductions implemented during 2001. The Fed subsequently held interest rates steady through the first 10 months of 2002, while it waited for the economic recovery to gain momentum. When the economy failed to respond, the Fed stepped in with an additional rate cut of 0.50 percentage points in November

These influences benefited many of the fund's higher-yielding holdings, which experienced price appreciation as yields on newly issued bonds declined. Heightened demand from risk-averse investors seeking an alternative to the stock market also supported municipal bond prices and kept yields low.

Despite generally favorable market conditions, we maintained a relatively conservative investment posture throughout the reporting period as we continued to rebalance the fund in an attempt to make it less sensitive to credit concerns and interest-rate trends. With interest rates already at a 40-year low, we believed that it made little sense to position the fund for further rate cuts. Similarly, we attempted to reduce the fund's holdings of lower-rated securities because of the ongoing fiscal deterioration of most states and municipalities. Accordingly, as existing holdings matured or were redeemed early by their issuers, we generally reinvested the proceeds in highly rated securities,
including    those    carrying    third-party    insurance.(3)

Despite our efforts to reduce lower-rated corporate-backed municipal securities, bonds issued on behalf of steel companies and airlines proved difficult to sell at reasonable prices, and price erosion among these bonds detracted from the fund's overall performance.

Finally, as we reported six months ago, the fund has continued to benefit from low rates on the fund's auction-rate preferred shares. By extending maturities to as long as one year, we have effectively locked in today's historically low borrowing costs on money that we put to work in the municipal bond market on our shareholders' behalf.

What is the fund's current strategy?

We have maintained the fund's defensive posture as we continue to rebalance the fund. In our view, this strategy should benefit performance if and when the economy gains momentum and the Fed begins to raise short-term interest rates. Although there is no way of knowing when this will occur, we recently have seen signs of a potentially stronger recovery, including a rallying stock market.

In the meantime, we have attempted to take advantage of opportunities to acquire high-quality bonds at relatively attractive prices. For example, toward the end of the reporting period, California came to market with more than $13 billion of bonds, some of which were issued to reimburse the state treasury for outlays related to the 2001 energy crisis. These bonds were offered with attractive yields to heighten investor interest outside of California, and we participated by purchasing some of the newly issued securities for the fund.

December 16, 2002

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID, BASED UPON NET ASSET VALUE PER SHARE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. INCOME MAY BE SUBJECT TO STATE AND LOCAL TAXES, AND SOME INCOME MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX (AMT) FOR CERTAIN INVESTORS. CAPITAL GAINS, IF ANY, ARE FULLY TAXABLE.

(2) DISTRIBUTION RATE PER SHARE IS BASED UPON DIVIDENDS PER SHARE PAID FROM NET INVESTMENT INCOME DURING THE PERIOD, DIVIDED BY THE MARKET PRICE PER SHARE AT THE END OF THE PERIOD.

(3) INSURANCE ON INDIVIDUAL BONDS EXTENDS TO THE REPAYMENT OF PRINCIPAL AND THE PAYMENT OF INTEREST IN THE EVENT OF DEFAULT. IT DOES NOT EXTEND TO THE MARKET VALUE OF THE PORTFOLIO SECURITIES OR THE VALUE OF THE FUND'S SHARES.

                                                             The Fund

SELECTED INFORMATION

November 30, 2002 (Unaudited)

  Market Price per share November 30, 2002        $7.88

  Shares Outstanding November 30, 2002       48,031,336

  New York Stock Exchange Ticker Symbol             DSM

MARKET PRICE (NEW YORK STOCK EXCHANGE)



                                                         Fiscal Year Ended November 30, 2002
                    -----------------------------------------------------------------------------------------------------------

                             QUARTER                     QUARTER                  QUARTER                     QUARTER

                              ENDED                       ENDED                    ENDED                       ENDED

                        FEBRUARY 28, 2002             MAY 31, 2002            AUGUST 31, 2002            NOVEMBER 30, 2002
                    -----------------------------------------------------------------------------------------------------------

High                            $8.88                     $8.69                      $8.88                    $8.80

Low                              8.07                      7.93                       8.30                     7.63

Close                            8.66                      8.41                       8.66                     7.88

PERCENTAGE GAIN (LOSS) based on change in Market Price*

   November 22, 1989 (commencement of operations)
     through November 30, 2002                                                                                 92.51%

   December 1, 1992 through November 30, 2002                                                                   52.22

   December 1, 1997 through November 30, 2002                                                                    3.05

   December 1, 2001 through November 30, 2002                                                                   (.36)

   March 1, 2002 through November 30, 2002                                                                     (4.34)

   June 1, 2002 through November 30, 2002                                                                      (3.13)

   September 1, 2002 through November 30, 2002                                                                 (7.44)

NET ASSET VALUE PER SHARE

  November 22, 1989 (commencement of operations)   $9.32

  November 30, 2001                                 8.75

  February 28, 2002                                 8.75

  May 31, 2002                                      8.72

  August 31, 2002                                   8.77

  November 30, 2002                                 8.56

PERCENTAGE GAIN (LOSS) based on change in Net Asset Value*

   November 22, 1989 (commencement of operations)
     through November 30, 2002                                                                                 124.39%

   December 1, 1992 through November 30, 2002                                                                   73.31

   December 1, 1997 through November 30, 2002                                                                   25.33

   December 1, 2001 through November 30, 2002                                                                    4.53

   March 1, 2002 through November 30, 2002                                                                       2.85

   June 1, 2002 through November 30, 2002                                                                        1.49

   September 1, 2002 through November 30, 2002                                                                  (.71)

    (*)WITH DIVIDENDS REINVESTED.



STATEMENT OF INVESTMENTS

November 30, 2002

                                                                                               Principal

LONG-TERM MUNICIPAL INVESTMENTS--140.0%                                                       Amount ($)              Value ($)
------------------------------------------------------------------------------------------------------------------------------------

ALASKA--5.1%

Alaska Housing Finance Corporation:

   6.25%, 6/1/2035 (Insured; MBIA)                                                            7,590,000                8,058,227

   6.05%, 6/1/2039 (Insured; MBIA)                                                           12,185,000               12,741,611

ARIZONA--2.7%

Apache County Industrial Development Authority, PCR

   (Tuscon Electric Power Co.) 5.85%, 3/1/2028                                                8,250,000                7,474,665

Maricopa County Pollution Control Corporation, PCR

   (El Paso Electric Co.) 6.25%, 5/1/2037                                                     4,000,000                4,007,360

ARKANSAS--1.3%

Arkansas Development Finance Authority, SFMR

   6.25%, 1/1/2032                                                                            5,000,000                5,261,450

CALIFORNIA--3.7%

California Department Water Resources,

   Power Supply Revenue 6%, 5/1/2015                                                          5,000,000                5,516,300

California Health Facilities Financing Authority,

  Health Facility Financing Revenue

   (Cedars-Sinai Medical Center) 6.25%, 12/1/2034                                             3,750,000                3,959,963

California Pollution Control Financing Authority, PCR

   (Southern California Edison Company) 7%, 2/28/2008                                         5,000,000                5,097,800

Los Angeles Regional Airports Improvement
   Corporation, LR (International Airport--Delta)
   6.35%, 11/1/2025                                                                           1,450,000                1,045,262

COLORADO--1.8%

Colorado Health Facilities Authority, Revenue

   (American Housing Foundation 1, Inc.)
   10.25%, 12/1/2020                                                                          5,600,000  (a)           1,896,496

Denver City and County, Special Facilities Airport Revenue

   (United Air Lines) 6.875%, 10/1/2032                                                       8,200,000                3,239,000

Northwest Parkway Public Highway Authority, Revenue

   (First Tier Subordinated) 7.125%, 6/15/2041                                                2,000,000                2,073,400

CONNECTICUT--1.5%

Connecticut Development Authority, PCR

   (Connecticut Light and Power) 5.95%, 9/1/2028                                              6,000,000                6,253,440

DELAWARE--1.5%

Delaware Health Facilities Authority, Revenue

   (Beebe Medical Center) 6.80%, 6/1/2024                                                     5,905,000                6,003,377

DISTRICT OF COLUMBIA--1.5%

Metropolitan Washington Airports Authority,

  Special Facilities Revenue

   (Caterair International Corp.) 10.125%, 9/1/2011                                           6,320,000                6,279,868

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                               Principal

LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

FLORIDA--3.3%

Florida Housing Finance Corporation, Housing Revenue

  (Seminole Ridge Apartments)

   6%, 4/1/2041 (Collateralized; GNMA)                                                        6,415,000                6,682,185

Orange County Health Facilities Authority, Revenue:

   (Adventist Health System) 6.25%, 11/15/2024                                                3,000,000                3,162,480

   (Orlando Regional Healthcare System) 6%, 10/1/2026                                         3,500,000                3,575,460

GEORGIA--2.3%

Private Colleges and Universities Facilities Authority,

  Revenue (Clark Atlanta University)

   8.25%, 1/1/2015 (Prerefunded 1/1/2003)                                                     8,900,000  (b)           9,398,311

IDAHO--1.2%

Idaho Housing & Finance Association, SFMR

   6.35%, 1/1/2030 (Collateralized; FNMA)                                                     2,500,000                2,619,925

Power County Industrial Development Corporation, SWDR

   (FMC Corporation Project) 6.45%, 8/1/2032                                                  2,800,000                2,412,368

ILLINOIS--5.6%

Illinois Development Finance Authority, Revenue

   (Community Rehabilitation Providers Facilities
   Acquisition Program) 6.05%, 7/1/2019                                                       5,290,000                5,223,769

Illinois Health Facilities Authority, Revenue:

   (Advocate Network Health Care) 6.125%, 11/15/2022                                          5,000,000                5,269,950

   (OSF Healthcare Systems) 6.25%, 11/15/2029                                                12,000,000               12,402,480

INDIANA--2.6%

Burns Harbor Industrial Solid Waste Disposal Facilities,

   Revenue (Bethlehem Steel Corp.) 8%, 4/1/2024                                               6,000,000  (a)             330,000

Franklin Township School Building Corporation

   6.125%, 1/15/2022 (Prerefunded 7/15/2010)                                                  6,000,000  (b)           7,100,460

Jasper County, EDR (Georgia Pacific Corp.)

   5.60%, 4/1/2029                                                                            5,000,000                3,273,150

LOUISIANA--5.4%

Lake Charles Harbor and Terminal, District Port Facilities

   Revenue (Trunkline LNG Co.) 7.75%, 8/15/2022                                              15,000,000               15,621,000

Parish of De Soto, Environmental Improvement Revenue

   (International Paper Co.) 6.55%, 4/1/2019                                                  2,900,000                2,982,824

West Feliciana Parish, PCR

   (Entergy Gulf States) 6.60%, 9/1/2028                                                      3,750,000                3,814,650

MARYLAND--.9%

Baltimore County, PCR (Bethlehem Steel Corp.)

   7.50%, 6/1/2015                                                                            5,000,000  (a)             275,000


                                                                                               Principal

LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

MARYLAND (CONTINUED)

Maryland Industrial Development Financing Authority, EDR

  (Medical Waste Associates Limited Partnership)

   8.75%, 11/15/2010                                                                          3,865,000                3,343,225

MASSACHUSETTS--1.9%

Massachusetts Bay Transportation Authority,

   Assessment Revenue 5.25%, 7/1/2030                                                         3,750,000                3,809,625

Massachusetts Health and Educational Facilities
   Authority, Revenue (Beth Israel)
   9.942%, 7/1/2025 (Insured; AMBAC)                                                          3,250,000  (c)           3,389,295

Pittsfield, SWDR (Vicon Recovery Associates)

   7.95%, 11/1/2004                                                                             595,000                  596,666

MICHIGAN--2.4%

Michigan Hospital Finance Authority, HR

  (Genesys Health System Obligated Group)

   8.125%, 10/1/2021 (Prerefunded 10/1/2005)                                                  5,000,000  (b)           5,922,350

Michigan Strategic Fund, SWDR

   (Genesee Power Station) 7.50%, 1/1/2021                                                    4,000,000                3,874,120

MINNESOTA--1.0%

Minneapolis & Saint Paul Metropolitan Airports

  Commissions, Special Facilities Revenue

   (Northwest Airlines) 7%, 4/1/2025                                                          5,400,000                3,973,806

MISSISSIPPI--2.5%

Mississippi Business Finance Corporation, PCR

   (Systems Energy Resources, Inc.) 5.90%, 5/1/2022                                          11,070,000               10,239,197

MISSOURI--2.3%

Jackson County Industrial Development Authority,

  Health Facilities Revenue

   (Carondelet Health Corp.) 9%, 7/1/2020                                                     6,345,000                6,361,370

Saint Louis Industrial Development Authority

   (Saint Louis Convention) 7.25%, 12/15/2035                                                 3,250,000                3,206,093

NEBRASKA--1.0%

Nebraska Investment Finance Authority, SFMR

   9.54%, 3/1/2026                                                                            3,500,000  (c,d)         4,160,625

NEVADA--3.5%

Clark County, IDR

   (Southwest Gas Corporation) 6.50%, 12/1/2033                                               5,000,000                5,042,050

Washoe County (Reno-Sparks Convention)

   6.40%, 7/1/2029 (Insured; FSA,
   Prerefunded 1/1/2010)                                                                      8,000,000  (b)           9,387,440

                                                                                                     The Fund

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                               Principal

LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

NEW HAMPSHIRE--3.6%

New Hampshire Business Finance Authority, PCR

  (Public Service Co.):

      6%, Series D, 5/1/2021 (Insured; MBIA)                                                  2,690,000                2,922,362

      6%, Series E, 5/1/2021 (Insured; MBIA)                                                  6,000,000                6,518,280

New Hampshire Industrial Development Authority, PCR

   (Connecticut Light) 5.90%, 11/1/2016                                                       5,400,000                5,507,136

NEW JERSEY--1.8%

New Jersey Economic Development Authority

  Special Facilities Revenue (Continental Airlines, Inc.):

      6.25%, 9/15/2019                                                                        4,000,000                2,599,400

      7.20%, 11/15/2030                                                                       7,000,000                4,685,800

NEW YORK--2.9%

Metropolitan Transportation Authority

   (Service Contract) 5.125%, 1/1/2029                                                        7,000,000                6,989,640

New York State Dormitory Authority, Revenue:

   Judicial Facility Lease (Suffolk County)
      9.50%, 4/15/2014                                                                          605,000                  693,747

   (Marymount Manhattan College) 6.25%, 7/1/2029                                              4,000,000                4,359,280

NORTH CAROLINA--.7%

North Carolina Eastern Municipal Power Agency,

   Power Systems Revenue 6.70%, 1/1/2019                                                      2,500,000                2,705,225

OHIO--7.0%

Cuyahoga County, HR (Metrohealth Systems)

   6.15%, 2/15/2029                                                                          10,000,000               10,251,900

Cuyahoga County Hospital Facilities, Revenue

  (UHHS/CSAHS Cuyahoga Inc. & CSAHS/

   UHHS Canton Inc.) 7.50%, 1/1/2030                                                          3,500,000                3,813,810

Mahoning County Hospital Facilities, Revenue

   (Forum Health Obligation Group) 6%, 11/15/2032                                             5,000,000                4,861,100

Ohio Air Quality Development Authority, PCR

   (Cleveland Electric Illuminating Co.) 6.10%, 8/1/2020                                      2,400,000                2,473,752

Ohio Housing Finance Agency, Mortgage Revenue

   10.462%, 3/1/2029 (Collateralized; GNMA)                                                   2,865,000  (c,d)         3,134,682

Ohio Water Development Authority, PCR

   (Cleveland Electric) 6.10%, 8/1/2020                                                       4,000,000                4,122,920

OKLAHOMA--3.6%

Oklahoma Development Finance Authority, Revenue

   (St. John Health System) 6%, 2/15/2029                                                     9,000,000                9,558,090

Oklahoma Industries Authority, Health System Revenue

   (Obligation Group) 5.75%, 8/15/2029 (Insured; MBIA)                                        5,000,000                5,254,350


                                                                                               Principal

LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

OREGON--1.4%

Umatilla County Hospital Facility Authority, Revenue

   (Catholic Health Initiatives) 5.50%, 3/1/2022                                              3,440,000                3,475,707

Oregon Health and University

   5%, 7/1/2032 (Insured;MBIA)                                                                2,105,000                2,084,034

PENNSYLVANIA--5.5%

Allegheny County Port Authority, Special Transportation
   Revenue 6.125%, 3/1/2029 (Insured; MBIA,
   Prerefunded 3/1/2009)                                                                      4,750,000  (b)           5,533,940

Beaver County Industrial Development Authority, PCR

   (Cleveland Electric) 7.625%, 5/1/2025                                                      8,800,000                9,382,824

Pennsylvania Economic Development
   Financing Authority, RRR (Northhampton
   Generating Project) 6.60%, 1/1/2019                                                        4,200,000                4,253,886

Pennsylvania Housing Finance Agency,

  Multi-Family Development Revenue

   8.25%, 12/15/2019                                                                            280,000                  280,538

Sayre Health Care Facilities Authority, Revenue

   (Guthrie Health ) 6.25%, 12/1/2018                                                         3,000,000                3,199,680

RHODE ISLAND--1.6%

Rhode Island Health & Educational Building Corporation

  Higher Educational Facilities (University of Rhode Island)

   5.875%, 9/15/2029 (Insured; MBIA)                                                          5,910,000                6,415,364

SOUTH CAROLINA--5.7%

Greenville Hospital System, Hospital Facilities Revenue

   5.50%, 5/1/2026 (Insured; AMBAC)                                                           7,000,000                7,252,140

South Carolina Medical Facilities, Hospital Facilities

   Revenue 6%, 7/1/2019 (Prerefunded 7/1/2009)                                                5,000,000  (b)           5,799,900

Tobacco Settlement Revenue Management Authority,

   Tobbacco Settlement Revenue 6.375%, 5/15/2028                                             10,645,000               10,396,013

TENNESSEE--3.9%

Memphis Center City Revenue Finance Corp.

  Sports Facility Revenue

   (Memphis Redbirds) 6.50%, 9/1/2028                                                         6,000,000                5,981,400

Tennessee Housing Development Agency

  (Homeownership Program):

      6%, 1/1/2028                                                                            4,890,000                5,061,541

      6.40%, 7/1/2031                                                                         4,635,000                4,944,015

TEXAS--20.8%

Alliance Airport Authority Inc., Special Facilities Revenue

   (American Airlines, Inc. Project) 7.50%, 12/1/2029                                         2,500,000                  974,550

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                               Principal

LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

TEXAS (CONTINUED)

Austin (Convent Station) 6.70%, 1/1/2032                                                      4,250,000                4,362,880

Dallas Fort Worth International Airport, Revenue

   6%, 11/1/2028 (Insured; FGIC)                                                              4,000,000                4,347,120

Gregg County Health Facilities Development
   Corporation, HR (Good Shepherd Medical
   Center) 6.375%, 10/1/2025                                                                  2,500,000                2,740,000

Harris County Health Facilities Development
   Corporation, HR:

      (Memorial Hermann Healthcare) 6.375%, 6/1/2029                                          7,000,000                7,314,300

      (St. Luke's Episcopal Hospital) 5.375%, 2/15/2026                                       5,000,000                4,914,950

Houston Airport System, Special Facilities Revenue

  (Airport Improvement Continental Airlines)

   6.125%, 7/15/2017                                                                          6,075,000                3,649,739

Katy Independent School District

   6.125%, 2/15/2032                                                                         11,360,000               12,507,928

Sabine River Authority, PCR (TXU Electric):

   6.45%, 6/1/2021                                                                            2,900,000                2,661,794

   5.50%, 5/1/2022                                                                            5,000,000                4,540,600

Springhill Courtland Heights Public Facility Corp. MFHR

   5.85%, 12/1/2028                                                                           6,030,000                6,095,968

Texas:

   (Veterans ) 6%, 12/1/2030                                                                  3,935,000                4,169,369

   (Veterans Housing Assistance Program)
      6.10%, 6/1/2031                                                                         8,510,000                9,002,389

Texas Department of Housing and Community Affairs,

   Collateralized Home Mortgage Revenue
   11.802%, 7/2/2024                                                                          5,450,000  (c)           6,282,706

Tomball Hospital Authority, Revenue 6.125%, 7/1/2023                                          3,450,000                3,457,107

Tyler Health Facilities Development Corp., HR

  (East Texas Medical Center Regional Health Care System)

   6.75%, 11/1/2025                                                                           5,850,000                5,581,368

Texas Turnpike Authority,

  Central Texas Turnpike System Revenue

   5.50%, 8/15/2039 (Insured; AMBAC)                                                          3,000,000                3,118,500

UTAH--1.1%

Carbon County, SWDR (Sunnyside Cogeneration)

   7.10%, 8/15/2023                                                                           4,532,000                4,470,455


                                                                                               Principal

LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

VIRGINIA--4.8%

Henrico County Industrial Development Authority, Revenue

  (Bon Secours Health System)

   9.799%, 8/23/2027 (Insured; FSA)                                                           7,500,000  (c)           9,156,150

Virginia Housing Development Authority

   Rental Housing 6.20%, 8/1/2024                                                             8,520,000                9,009,559

Virginia Port Authority,

  Commonwealth Port Fund Revenue

   5%, 7/1/2027 (Insured; MBIA)                                                               1,750,000                1,709,488

WASHINGTON--6.7%

Energy Northwest, Revenue:

   Electric 9.67%, 7/1/2017                                                                  10,000,000  (c,d)        11,823,000

   (Wind Project) 6%, 7/1/2023                                                                3,670,000                3,631,282

Port Seattle Special Facilities Revenue

   (Northwest Airlines Project) 7.25%, 4/1/2030                                               2,300,000                1,692,800

Washington Higher Education Facilities Authority, Revenue

   (Whitman College) 5.875%, 10/1/2029                                                       10,000,000               10,557,100

WISCONSIN--9.9%

Badger TOB Asset Securitization Corp.

   TOB Settlement Revenue 7%, 6/1/2028                                                       13,500,000               13,871,925

Wisconsin Health and Educational Facilities Authority,

   Revenue (Aurora Health Care, Inc.) 5.60%, 2/15/2029                                        9,295,000                8,672,700

Wisconsin Housing and Economic Development Authority

  Homeownership Revenue:

      11.076%, 7/1/2025                                                                      10,600,000  (c,d)        11,103,818

      6.25%, 9/1/2027                                                                         6,740,000                6,982,168

WYOMING--3.5%

Sweetwater County, SWDR (FMC Corp.):

   7%, 6/1/2024                                                                               1,805,000                1,669,661

   6.90%, 9/1/2024                                                                            2,465,000                2,253,157

Wyoming Student Loan Corporation, Student Loan Revenue:

   6.20%, 6/1/2024                                                                            5,000,000                5,244,900

   6.25%, 6/1/2029                                                                            5,000,000                5,241,650

U.S.RELATED--.5%

Puerto Rico Public Finance Corporation

   6%, 8/1/2026                                                                               2,000,000                2,259,040

TOTAL LONG-TERM INVESTMENTS

   (cost $585,969,741)                                                                                               575,940,670

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                               Principal

SHORT-TERM MUNICIPAL INVESTMENTS--3.3%                                                        Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

ALASKA--.3%

Valdez Alaska Marine Terminal Revenue, VRDN

   (Exxon Pipeline Company) 1.10%                                                             1,150,000  (e)           1,150,000

LOUISIANA--.6%

East Baton Rouge Parish, PCR, VRDN

   (Exxon Project) 1.20%                                                                      2,500,000  (e)           2,500,000

NEW YORK--1.1%

New York City,VRDN

   1.15% (LOC; Scotiabank, Insured; MBIA)                                                       500,000  (e)             500,000

New York City Transitional Finance Authority, VRDN

   Recovery Revenue 1.20%                                                                     3,900,000  (e)           3,900,000

RHODE ISLAND--.3%

Rhode Island Industrial Facilities Corporation

  Marine Terminal Revenue, VRDN

   (Exxon Mobil) 1.10%                                                                        1,400,000  (e)           1,400,000

TEXAS--1.0%

Gulf Coast Waste Disposal Authority, PCR, VRDN

   (Amoco Oil Co.) 1.10%                                                                      4,300,000  (e)           4,300,000

TOTAL SHORT-TERM MUNICIPAL INVESTMENTS

   (cost $13,750,000)                                                                                                 13,750,000
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $599,719,741)                                                            143.3%              589,690,670

CASH AND RECEIVABLES (NET)                                                                         1.9%                7,677,999

PREFERRED STOCK, AT REDEMPTION VALUE                                                            (45.2%)            (186,000,000)

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS                                                     100.0%              411,368,669


Summary of Abbreviations

AMBAC               American Municipal Bond Assurance
                        Corporation

EDR                 Economic Development Revenue

FGIC                Financial Guaranty Insurance
                        Company

FNMA                Federal National Mortgage
                        Association

FSA                 Financial Security Assurance

GNMA                Government National Mortgage
                        Association

HR                  Hospital Revenue

IDR                 Industrial Development Revenue

LOC                 Letter of Credit

LR                  Lease Revenue

MBIA                Municipal Bond Investors Assurance
                        Insurance Corporation

MFHR                Multi-Family Housing Revenue

PCR                 Pollution Control Revenue

RRR                 Resources Recovery Revenue

SFMR                Single Family Mortgage Revenue

SWDR                Solid Waste Disposal Revenue

VRDN                Variable Rate Demand Notes



Summary of Combined Ratings (Unaudited)

Fitch                or          Moody's               or        Standard & Poor's                           Value (%)
------------------------------------------------------------------------------------------------------------------------------------

AAA                              Aaa                             AAA                                              25.5

AA                               Aa                              AA                                               19.7

A                                A                               A                                                22.6

BBB                              Baa                             BBB                                              15.3

BB                               Ba                              BB                                                6.7

B                                B                               B                                                 1.9

CCC                              Caa                             CCC                                                .5

F-1+, F-1                        VMIG1,MIG1,P1                   SP1,A1                                            2.3

Not Rated(f)                     Not Rated(f)                    Not Rated(f)                                      5.5

                                                                                                                 100.0

(A)  NON-INCOME PRODUCING SECURITY, INTEREST PAYMENTS IN DEFAULT.

(B) BONDS WHICH ARE PREREFUNDED ARE COLLATERALIZED BY U.S. GOVERNMENT SECURITIES WHICH ARE HELD IN ESCROW AND ARE USED TO PAY PRINCIPAL AND INTEREST ON THE MUNICIPAL ISSUE AND TO RETIRE THE BONDS IN FULL AT THE EARLIEST REFUNDING DATE.

(C)  INVERSE FLOATER SECURITY--THE INTEREST RATE IS SUBJECT TO CHANGE
     PERIODICALLY.

(D) SECURITIES EXEMPT FROM REGISTRATION UNDER RULE 144A OF THE SECURITIES ACT OF 1933. THESE SECURITIES MAY BE RESOLD IN TRANSACTIONS EXEMPT FROM REGISTRATION, NORMALLY TO QUALIFIED INSTITUTIONAL BUYERS. AT NOVEMBER 30, 2002, THESE SECURITIES AMOUNTED TO $30,222,125 OR 7.3% OF NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS.

(E) SECURITIES PAYABLE ON DEMAND. VARIABLE INTEREST RATE--SUBJECT TO PERIODIC CHANGE.

(F) SECURITIES WHICH, WHILE NOT RATED BY FITCH, MOODY'S AND STANDARD & POOR'S, HAVE BEEN DETERMINED BY THE INVESTMENT ADVISOR TO BE OF COMPARABLE QUALITY TO THOSE RATED SECURITIES IN WHICH THE FUND MAY INVEST.

(G) AT NOVEMBER 30, 2002, THE FUND HAD $152,470,242 (37.1% OF NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS) INVESTED IN SECURITIES WHOSE PAYMENT OF PRINCIPAL AND INTEREST IS DEPENDENT UPON REVENUES GENERATED FROM HEALTH CARE PROJECTS.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF ASSETS AND LIABILITIES

November 30, 2002

                                                             Cost        Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           599,719,741   589,690,670

Interest receivable                                                  11,083,334

Receivable for investment securities sold                             5,097,080

Prepaid expenses                                                        207,610

                                                                    606,078,694
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                           369,393

Cash overdraft due to Custodian                                          66,564

Payable for investment securities purchased                           7,757,584

Dividends payable to preferred shareholders                             124,245

Commissions payable                                                      40,400

Accrued expenses                                                        351,839

                                                                      8,710,025
--------------------------------------------------------------------------------

AUCTION PREFERRED STOCK, Series A, B and C, par value

  $.001 per share (7,440 shares issued and outstanding

  at $25,000 per share liquidation) value--Note 1                   186,000,000
--------------------------------------------------------------------------------

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS ($)                    411,368,669
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Common Stock, par value, $.001 per share

  (48,031,336 shares issued and outstanding)                             48,031

Paid-in capital                                                     443,577,972

Accumulated undistributed investment income--net                      6,286,357

Accumulated net realized gain (loss) on investments                (28,514,620)

Accumulated net unrealized appreciation
  (depreciation) on investments                                    (10,029,071)
--------------------------------------------------------------------------------

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS                        411,368,669
--------------------------------------------------------------------------------

COMMON SHARES OUTSTANDING

(110 million shares of $.001 par value Common Stock authorized)      48,031,336

NET ASSET VALUE PER SHARE OF COMMON STOCK ($)                              8.56

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF OPERATIONS

Year Ended November 30, 2002

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                     39,179,947

EXPENSES:

Management fee--Note 3(a)                                            3,017,164

Administration fee--Note 3(a)                                        1,508,582

Commission fees--Note 1                                                490,836

Professional fees                                                       90,960

Shareholders' reports                                                   67,855

Directors' fees and expenses--Note 3(b)                                 46,509

Shareholder servicing costs                                             42,039

Registration fees                                                       38,536

Custodian fees                                                           3,618

Miscellaneous                                                           42,709

TOTAL EXPENSES                                                       5,348,808

INVESTMENT INCOME--NET                                              33,831,139
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                            (9,058,484)

Net unrealized appreciation (depreciation) on investments          (3,417,992)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS            (12,476,476)

DIVIDENDS ON PREFERRED STOCK                                       (3,420,665)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                17,933,998

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS

                                                     Year Ended November 30,
                                             -----------------------------------

                                                     2002              2001(a)
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                         33,831,139          34,489,807

Net realized gain (loss) on investments        (9,058,484)           (634,617)

Net unrealized appreciation
   (depreciation) on investments               (3,417,992)          5,593,035

Dividends on Preferred Stock                   (3,420,665)         (5,551,745)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                   17,933,998          33,896,480
--------------------------------------------------------------------------------

DIVIDENDS TO COMMON SHAREHOLDERS FROM ($):

INVESTMENT INCOME--NET                        (26,911,287)         (26,833,810)
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($):

DIVIDENDS REINVESTED--NOTE 1(C)                   337,170            1,865,059

TOTAL INCREASE (DECREASE) IN NET ASSETS        (8,640,119)           8,927,729
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           420,008,788          411,081,059

END OF PERIOD                                 411,368,669          420,008,788

Undistributed investment income--net            6,286,357            2,887,833
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (COMMON SHARES):

INCREASE IN COMMON SHARES OUTSTANDING

   AS A RESULT OF DIVIDENDS REINVESTED            39,069               208,342

(A) RESTATED TO CONFORM TO CURRENT YEAR'S PRESENTATION.

SEE NOTES TO FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

The  following table describes the performance for the fiscal periods indicated.
Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements and market price data for the fund's shares.

                                                                                      Year Ended November 30,
                                                              ----------------------------------------------------------------------

                                                              2002(a)        2001(b)        2000(b)       1999(b)        1998(b)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                             8.75           8.60           8.56          9.52          9.49

Investment Operations:

Investment income--net                                            .70(c)         .72            .70           .58           .60

Net realized and unrealized

   gain (loss) on investments                                    (.26)           .11            .06          (.90)          .05

Dividends on Preferred Stock

   from net investment income                                    (.07)          (.12)          (.16)         (.02)           --

Total from Investment Operations                                  .37            .71            .60          (.34)           .65

Distributions to
   Common Shareholders:

Dividends from investment
   income--net                                                   (.56)          (.56)          (.56)         (.58)          (.62)

Capital Stock transactions--net effect

   of Preferred Stock Offering                                     --             --           (.00)(d)      (.04)             --

Net asset value, end of period                                   8.56           8.75           8.60          8.56          9.52

Market value, end of period                                      7.88           8.45           81_8         711_16        103_16
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(E)                                              (.36)         10.72          13.30         (19.36)         2.23

                                                                                                     The Fund

FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                                     Year Ended November 30,
                                                              ----------------------------------------------------------------------

                                                              2002(a)        2001(b)        2000(b)       1999(b)        1998(b)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average
   net assets applicable
   to Common Shareholders                                   1.28(f,g)      1.27(f,g)      1.34(f,g)      .91(f,g)            .81

Ratio of net investment income
   to average net assets
   applicable to Common Shareholders                        8.10(f,g)      8.10(f,g)      8.25(f,g)     6.64(f,g)           6.26

Portfolio Turnover Rate                                    44.71          13.36          27.58         32.58                6.33

Asset coverage of Preferred

   Stock, end of period                                      321            326            321           320                  --
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, net of Preferred Stock,
   end of period ($ x 1,000)                             411,369        420,009         411,081      408,958              453,893

Preferred Stock outstanding,

   end of period ($ x 1,000)                             186,000        186,000         186,000      186,000                --

(A) AS REQUIRED, EFFECTIVE DECEMBER 1, 2001, THE FUND HAS ADOPTED THE PROVISIONS OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES AND BEGAN AMORTIZING DISCOUNT OR PREMIUM ON A SCIENTIFIC BASIS FOR DEBT SECURITIES ON A DAILY BASIS. THE EFFECT OF THIS CHANGE FOR THE PERIOD ENDED NOVEMBER 30, 2002 WAS TO INCREASE NET INVESTMENT INCOME PER SHARE AND DECREASE NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS BY LESS THAN $.01 AND INCREASE THE RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS FROM 8.08% TO 8.10%. PER SHARE DATA AND RATIOS/SUPPLEMENTAL DATA FOR PERIODS PRIOR TO DECEMBER 1, 2001 HAVE NOT BEEN RESTATED TO REFLECT THIS CHANGE IN PRESENTATION.

(B)  RESTATED TO CONFORM TO CURRENT YEAR'S PRESENTATION.

(C)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(D)  AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

(E)  CALCULATED BASED ON MARKET VALUE.

(F)  DOES NOT REFLECT THE EFFECT OF DIVIDENDS TO PREFERRED STOCK SHAREHOLDERS.

(G) THE RATIO OF EXPENSES TO TOTAL AVERAGE NET ASSETS AND THE RATIO OF NET INVESTMENT INCOME TO TOTAL AVERAGE NET ASSETS WERE .89% AND 5.61%, RESPECTIVELY, FOR THE YEAR ENDED NOVEMBER 30, 2002, .89% AND 5.64%, RESPECTIVELY, FOR THE YEAR ENDED NOVEMBER 30, 2001, .92% AND 5.64%, RESPECTIVELY, FOR THE YEAR ENDED NOVEMBER 30, 2000 AND .84% AND 6.13%, RESPECTIVELY, FOR THE YEAR ENDED NOVEMBER 30, 1999.

SEE NOTES TO FINANCIAL STATEMENTS.



NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus Strategic Municipal Bond Fund, Inc. (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified closed-end management investment company. The fund's investment objective is to maximize current income exempt from federal income tax to the extent believed by the fund's investment adviser to be consistent with the preservation of capital. The Dreyfus Corporation ("Dreyfus") serves as the fund's investment adviser and administrator. Dreyfus is a direct subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation ("Mellon"). Boston Safe Deposit and Trust Company (the "Custodian") acts as the fund's custodian. The Custodian is a wholly-owned subsidiary of Mellon. PFPC Global Fund Services ("PFPC"), a subsidiary of PNC Bank ("PNC"), serves as the fund's transfer agent, dividend-paying agent, registrar and plan agent. The fund's Common Stock trades on the New York Stock Exchange under the ticker symbol DSM.

The fund has outstanding 2,480 shares of Series A, Series B and Series C for a total of 7,440 shares of Auction Preferred Stock ("APS"), with a liquidation preference of $25,000 per share (plus an amount equal to accumulated but unpaid dividends upon liquidation) . APS dividend rates are determined pursuant to periodic auctions. Deutsche Bank, as Auction Agent, receives a fee from the fund for its services in connection with such auctions. The fund also compensates broker-dealers generally at an annual rate of .25% of the purchase price of the shares of APS placed by the broker-dealer in an auction.

The fund is subject to certain restrictions relating to the APS. Failure to comply with these restrictions could preclude the fund from declaring any distributions to common shareholders or repurchasing common shares and/or could trigger the mandatory redemption of APS at liquidation value.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

The holders of the APS, voting as a separate class, have the right to elect at least two directors. The holders of the APS vote as a separate class on certain other matters, as required by law. The fund has designated Robin A. Pringle and John E. Zuccotti to represent holders of APS on the fund's Board of Directors.

The fund' s financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(A) PORTFOLIO VALUATION: Investments in municipal debt securities (excluding options and financial futures on municipal and U.S. Treasury securities) are valued on the last business day of each week and month by an independent pricing service (" Service" ) approved by the Board of Directors. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal securities and U.S. Treasury securities are valued at the last sales price on the securities exchange on which such securities  are  primarily  traded  or  at  the last sales price on the national
securities   market   on  the  last  business  day  of  each  week  and  month.

(B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of discount and premium on invest ments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date.

(C)  DIVIDENDS  TO  SHAREHOLDERS  OF  COMMON  STOCK  (" COMMON SHAREHOLDER(S)"):
Dividends are recorded on the ex-dividend date. Dividends from investment income-net are declared and paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid at least annually. To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

For Common Shareholders who elect to receive their distributions in additional shares of the fund, in lieu of cash, such distributions will be reinvested at the lower of the market price or net asset value per share (but not less than 95% of the market price) as defined in the dividend reinvestment plan.

On November 29, 2002, the Board of Directors declared a cash dividend to Common Shareholders of $.0467 per share from investment income-net, payable on December 30, 2002 to Common Shareholders of record as of the close of business on December 13, 2002.

(D) DIVIDENDS TO SHAREHOLDERS OF APS: For APS, dividends are currently reset annually for Series A and B and every 7 days for Series C. The dividend rates in effect at November 30, 2002 were as follows: Series A - 2.07%, Series B - 1.625%
and    Series    C    -    1.30%   .

(E) FEDERAL INCOME TAXES: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Internal Revenue Code of 1986 as amended, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

At November 30, 2002, the components of accumulated earnings on a tax basis were as follows: accumulated capital losses $28,514,620 and unrealized depreciation $9,876,120.

The accumulated capital loss carryover is available to be applied against future net securities profits, if any, realized subsequent to November 30, 2002. If not applied, $9,312,230 of the carryover expires in fiscal 2003, $3,964,163 expires in fiscal 2007, $5,542,712 expires in fiscal 2008, $442,201 expires in fiscal 2009 and $9,253,314 expires in fiscal 2010.

The tax character of distributions paid to shareholders during the fiscal periods ended November 30, 2002 and November 30, 2001, respectively, were as follows: tax exempt income of $30,331,952 and $32,385,555.

During the period ended November 30, 2002, as a result of permanent book to tax differences, the fund decreased accumulated undistributed investment income-net by $256,777, increased net realized gain (loss) on investments by $4,496,663 and decreased paid-in capital by $4,239,886. Net assets were not affected by this reclassification.

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended November 30, 2002, the fund did not borrow under the line of credit.

NOTE 3--Investment Advisory Fee, Administration Fee and Other Transactions With
Affiliates:

(A) The fee payable by the fund, pursuant to the provisions of an Investment Advisory Agreement with Dreyfus, is payable monthly based on an annual rate of .. 50 of 1% of the value of the fund's average weekly net assets. The fund also has an Administration Agreement with Dreyfus, a Custody Agreement with the
Custodian    and    a    Transfer

Agency and Registrar Agreement with PFPC. The fund pays in the aggregate for administration, custody and transfer agency services a monthly fee based on an annual rate of .25 of 1% of the value of the fund's average weekly net assets; out-of pocket transfer agency and custody expenses are paid separately by the fund.

(B) Each director who is not an "affiliated person" as defined in the Act receives from the fund an annual fee of $2,500 and an attendance fee of $500 per meeting. The Chairman of the Board receives an additional 25% of such compensation and the Director Emeritus receives 50% of such compensation.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended November 30, 2002, amounted to $264,155,985 and $263,429,116, respectively.

At November 30, 2002, the cost of investments for federal income tax purposes was $599,566,790; accordingly, accumulated net unrealized depreciation on
investments   was   $9,876,120,   consisting  of  $23,903,556  gross  unrealized
appreciation    and    $33,779,676    gross    unrealized    depreciation.

NOTE 5--Change in Accounting Principle:

(A) As required, effective December 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing discount or premium on a scientific basis for debt securities on a daily basis. Prior to December 1, 2001, the fund amortized premiums on debt securities on a scientific basis but recognized market discount upon disposition. The cumulative effect of this accounting change had no impact on total net assets of the fund, but resulted in a $156,114 increase in accumulated undistributed investment income-net and a corresponding $156,114 decrease in accumulated net unrealized appreciation (depreciation), based on securities held
by    the    fund    on    November    30,    2001.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

The effect of this change for the period ended November 30, 2002 was to increase net investment income by $100,662, increase net unrealized appreciation (depreciation) by $3,163 and decrease net realized gains (losses) by $103,825.
The statement of changes in net assets and financial highlights for prior periods have not been restated to reflect this change in presentation.

(B) Effective December 1, 2000, the fund adopted the classification requirement of EITF D-98, Classification and Measurement of Redeemable Securities. EITF D-98 requires that preferred stock for which its redemption is outside of the fund's control should be presented outside of net assets in the statement of assets and liabilities. The redemption of the fund's preferred stock is outside of the control of the fund because of provisions in the fund's Articles Supplementary Creating Three Series of Auction Preferred Stock relating to compliance with rating agency guidelines. In adopting EITF D-98, the fund's net assets as of December 1, 2000 in the statement of changes in net assets is restated by excluding preferred stock valued at $186,000,000 at that date. The adoption also resulted in dividends on preferred stock being reclassified from distributions on the statement of changes in net assets to a separate line item within the statement of operations. This resulted in a decrease of $3,420,665 and $5,551,745 to net assets from operations for the periods ended November 30, 2002 and November 30, 2001, respectively. As part of the adoption, per share distributions of dividends on preferred stock was reclassified from distributions to amounts from investment operations for each period presented in the financial highlights.


REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Directors Dreyfus Strategic Municipal Bond Fund, Inc.

We have audited the accompanying statement of assets and liabilities of Dreyfus Strategic Municipal Bond Fund, Inc., including the statement of investments, as of November 30, 2002, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund' s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included verification by examination of securities held by the custodian as of November 30, 2002 and confirmation of securities not held by the custodian by correspondence with others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Strategic Municipal Bond Fund, Inc. at November 30, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with accounting principles generally accepted in the United States.


New York, New York

January 7, 2003

                                                             The Fund


IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund hereby designates all the dividends paid from investment income-net during the fiscal year ended November 30, 2002 as "exempt-interest dividends" (not generally subject to regular federal income tax).

As required by federal tax law rules, shareholders will receive notification of their portion of the fund' s taxable ordinary dividends and capital gain distributions paid for the 2002 calendar year on Form 1099-DIV which will be mailed by January 31, 2003.


ADDITIONAL INFORMATION (Unaudited)

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

Under the fund' s Dividend Reinvestment Plan (the "Plan"), a holder of Common Stock (" Common Shareholder" ) who has fund shares registered in his name will have all dividends and distributions reinvested automatically by PFPC Global Fund Services, as Plan agent (the "Agent"), in additional shares of the fund at the lower of prevailing market price or net asset value (but not less than 95% of market value at the time of valuation) unless such Common Shareholder elects to receive cash as provided below. If market price is equal to or exceeds net asset value, shares will be issued at net asset value. If net asset value exceeds market price or if a dividend or other distribution payable only in cash is declared, the Agent, as agent for the Plan participants, will buy fund shares in the open market. A Plan participant is not relieved of any income tax that may be payable on such dividends or distributions.

A Common Shareholder who owns fund shares registered in the name of his broker/dealer or other nominee (i.e., in "street name") may not participate in the Plan, but may elect to have cash dividends and distributions reinvested by his broker/dealer or other nominee in additional shares of the fund if such service is provided by the broker/dealer or other nominee; otherwise such dividends and distributions will be treated like any other cash dividend or distribution.

A Common Shareholder who has fund shares registered in his name may elect to withdraw from the Plan at any time for a $5.00 fee and thereby elect to receive cash in lieu of shares of the fund. Changes in elections must be by direct mail to PFPC Global Fund Services, Attention: Closed-End funds, Post Office Box 8030, Boston, Massachusetts 02266, or by telephone at 1-800-331-1710, and should include the shareholder' s name and address as they appear on the Agent's records. Elections received by the Agent will be effective only if received prior to the record date for any distribution.

The Agent maintains all Common Shareholder accounts in the Plan and furnishes written confirmations of all transactions in the account. Shares in the account of each Plan participant will be held by the Agent in non- The Fun

ADDITIONAL INFORMATION (Unaudited) (CONTINUED)

certificated form in the name of the participant, and each such participant's proxy will include those shares purchased pursuant to the Plan.

The fund pays the Agent's fee for reinvestment of dividends and distributions. Plan participants pay a pro rata share of brokerage commissions incurred with respect to the Agent's open market purchases in connection with the reinvestment of dividends or distributions.

The fund reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to Plan participants at least 90 days before the record date for such dividend or distribution. The Plan also may be amended or terminated by the Agent on at least 90 days' written notice to Plan participants.

MANAGED DIVIDEND POLICY

The fund' s dividend policy is to distribute substantially all of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more consistent yield to the current trading price of shares of Common Stock of the fund, the fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the fund for any particular month may be more or less than the amount of net investment income earned by the fund during such month. The fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Assets and Liabilities, which comprises part of the Financial Information included in this report.

BENEFITS AND RISKS OF LEVERAGING

The fund utilizes leverage to seek to enhance the yield and net asset value of its Common Stock. These objectives cannot be achieved in all interest rate environments. To leverage, the fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments is paid to Common Shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the fund's Common Stock. In order to benefit Common Shareholders, the yield curve must be positively sloped: that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Shareholders. If either of these conditions change, then the risk of leveraging will begin to outweigh the benefits.

SUPPLEMENTAL INFORMATION

For the period ended November 30, 2002, there were: (i) no material changes in the fund' s investment objectives or policies, (ii) no changes in the fund's charter or by-laws that would delay or prevent a change of control of the fund,
(iii) no material changes in the principal risk factors associated with investment in the fund, and (iv) no changes in the person primarily responsible for the day-to-day management of the fund's portfolio.

                                                             The Fund

PROXY RESULTS (Unaudited)

Holders of common stock and holders Auction Preferred Stock, voted together as a single class (except as noted below) on a proposal presented at the annual shareholders' meeting held on May 10, 2002 as follows:

                                                         Shares
                                           -------------------------------------

                                                      For  Authority Withheld
                                           -------------------------------------

To elect three Class III Directors:((+))

      David W. Burke                          42,828,211              736,910

      Hans C. Mautner                         42,831,817              733,304

      John E. Zuccotti((+)(+))                    6,488                    9

((+)) THE TERMS OF THESE CLASS III DIRECTORS EXPIRE IN 2005.

((+)(+)) ELECTED SOLELY BY APS HOLDERS.


BOARD MEMBERS INFORMATION (Unaudited)

JOSEPH S. DIMARTINO (59)
CHAIRMAN OF THE BOARD (1995)
CURRENT TERM EXPIRES IN 2003

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

*    Corporate Director and Trustee

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

*    The Muscular Dystrophy Association, Director

*    Levcor International, Inc., an apparel fabric processor, Director

* Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director

* The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 190

                                --------------

DAVID W. BURKE (66)
BOARD MEMBER (1994)
CURRENT TERM EXPIRES IN 2005

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

*    Corporate Director and Trustee.

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

*    John F. Kennedy Library Foundation, Director

*    U.S.S. Constitution Museum, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 59

                                --------------

HODDING CARTER III (67)
BOARD MEMBER (1988)
CURRENT TERM EXPIRES IN 2003

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* President and Chief Executive Officer of the John S. and James L. Knight Foundation (1998-Present)

*    President and Chairman of MainStreet TV (1985-1998)

*    Knight Professor in Journalism at the University of Maryland (1995-1998)

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 7

                                                             The Fund

BOARD MEMBERS INFORMATION (Unaudited) (CONTINUED)

EHUD HOUMINER (62)
BOARD MEMBER (1996)
CURRENT TERM EXPIRES IN 2004

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Professor and Executive-in-Residence at the Columbia Business School, Columbia University

*    Principal of Lear, Yavitz and Associates, a management consulting firm

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* Avnet Inc., an electronics distributor, Director
* Super Sol Limited, an Israeli supermarket chain, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 21

                                --------------

RICHARD C. LEONE (62)
BOARD MEMBER (1976)
CURRENT TERM EXPIRES IN 2003

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* President of The Century Foundation (formerly The Twentieth Century Fund, Inc.), a tax exempt research foundation engaged in the study of economic, foreign policy and domestic issues

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 7

                                --------------

HANS C. MAUTNER (65)
BOARD MEMBER (1978)
CURRENT TERM EXPIRES IN 2005

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Vice Chairman and a Director of Simon Property Group, a real estate investment company, (1998-Present)

*    Chairman of Simon Global Limited (1998-Present)

* Chairman, Chief Executive Officer and a Trustee of Corporate Property Investors (1977-1998)

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 7


ROBIN A. PRINGLE (39)
BOARD MEMBER (1995)
CURRENT TERM EXPIRES IN 2004

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Senior Vice President of The National Mentoring Partnership (formerly, The One to One Partnership), a national non-profit organization that seeks to promote mentoring and economic empowerment for at-risk youths.

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 7

                                --------------

JOHN E. ZUCCOTTI (65)
BOARD MEMBER (1984)
CURRENT TERM EXPIRES IN 2005

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

*    Chairman of Brookfield Financial Properties, Inc.

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 7

                                --------------

THE ADDRESS OF EACH BOARD MEMBERS IS C/O THE DREYFUS CORPORATION, 200 PARK AVENUE, NEW YORK, NEW YORK 10166.

                                                             The Fund

OFFICERS OF THE FUND (Unaudited)

STEPHEN E. CANTER, PRESIDENT SINCE MARCH 2000.

     Chairman of the Board, Chief Executive Officer and Chief Operating Officer of the Manager, and an officer of 94 investment companies (comprised of 188 portfolios) managed by Dreyfus. Mr. Canter also is a Board member and, where applicable, an Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of Dreyfus. He is 57 years old, and has been an employee of Dreyfus since May 1995

STEPHEN R. BYERS, EXECUTIVE VICE PRESIDENT SINCE NOVEMBER 2002.

     Chief Investment Officer, Vice Chairman and a Director of Dreyfus, and an officer of 94 investment companies (comprised of 188 portfolios) managed by Dreyfus. Mr. Byers also is an Officer, Director or an Executive Committee Member of certain other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of Dreyfus. He is 49 years old and has been an employee of Dreyfus since January 2000. Prior to joining Dreyfus, he served as an Executive Vice President-Capital Markets, Chief Financial Officer and Treasurer at Gruntal & Co., L.L.C.

A. PAUL DISDIER, EXECUTIVE VICE PRESIDENT SINCE MARCH 2000.

     Executive Vice President of the Fund, Director of Dreyfus Municipal Securities, and an officer of 3 other investment companies (comprised of 3 portfolios) managed by Dreyfus. He is 47 years old and has been an employee of Dreyfus since February 1988.

MARK N. JACOBS, VICE PRESIDENT SINCE MARCH 2000.

     Executive Vice President, Secretary and General Counsel of Dreyfus, and an officer of 95 investment companies (comprised of 202 portfolios) managed by Dreyfus. He is 56 years old, and has been an employee of Dreyfus since June 1977.

JOHN B. HAMMALIAN, SECRETARY SINCE MARCH 2000.

     Associate General Counsel of Dreyfus, and an officer of 36 investment companies (comprised of 43 portfolios) managed by Dreyfus. He is 39 years old, and has been an employee of Dreyfus since February 1991.

MICHAEL A. ROSENBERG, ASSISTANT SECRETARY SINCE MARCH 2000.

     Associate General Counsel of Dreyfus, and an officer of 93 investment companies (comprised of 198 portfolios) managed by Dreyfus. He is 42 years old, and has been an employee of Dreyfus since October 1991.

STEVEN F. NEWMAN, ASSISTANT SECRETARY SINCE MARCH 2000.

     Associate General Counsel and Assistant Secretary of Dreyfus, and an officer of 95 investment companies (comprised of 202 portfolios) managed by Dreyfus. He is 53 years old, and has been an employee of Dreyfus since July 1980.

JAMES WINDELS, TREASURER SINCE NOVEMBER 2001.

     Director-Mutual Fund Accounting of Dreyfus, and an officer of 95 investment companies (comprised of 202 portfolios) managed by Dreyfus. He is 44 years old and has been an employee of Dreyfus since April 1985.

GREGORY S. GRUBER, ASSISTANT TREASURER SINCE MARCH 2000.

     Senior Accounting Manager - Municipal Bond Funds of Dreyfus, and an officer of 29 nvestment companies (comprised of 55 portfolios) managed by Dreyfus. He is 43 years old, and has been an employee of Dreyfus since August 1981.

KENNETH J. SANDGREN, ASSISTANT TREASURER SINCE NOVEMBER 2001.

     Mutual Funds Tax Director of Dreyfus, and an officer of 95 investment companies (comprised of 202 portfolios) managed by Dreyfus. He is 48 years old, and has been an employee of Dreyfus since June 1993.


OFFICERS AND DIRECTORS

Dreyfus Strategic Municipal Bond Fund, Inc.

200 Park Avenue
New York, NY 10166

DIRECTORS

Joseph S. DiMartino
David W. Burke
Hodding Carter, III
Ehud Houminer
Richard C. Leone
Hans C. Mautner
Robin A. Pringle ((+))
John E. Zuccotti ((+)

((+)) AUCTION PREFERRED STOCK DIRECTORS

OFFICERS

President
      Stephen E. Canter
Executive Vice President
      Paul Disdier
Vice President
      Mark N. Jacobs
Secretary
      John B. Hammalian
Assistant Secretaries
      Steven F. Newman
      Michael A. Rosenberg
Treasurer
      James Windels
Assistant Treasurers
      Gregory S. Gruber
      Kenneth J. Sandgren

PORTFOLIO MANAGERS

Joseph P. Darcy
A. Paul Disdier
Douglas J. Gaylor
Joseph A. Irace

PORTFOLIO MANAGERS (CONTINUED)

Colleen A. Meehan
W. Michael Petty
Scott Sprauer
James Welch
Monica S. Wieboldt

INVESTMENT ADVISER AND ADMINISTRATOR

The Dreyfus Corporation

CUSTODIAN

Boston Safe Deposit and Trust Company

COUNSEL

Stroock & Stroock & Lavan LLP

TRANSFER AGENT, DIVIDEND-PAYING AGENT,  REGISTRAR AND DISBURSING AGENT

PFPC Global Fund Services
(Common Stock)
Deutsche Bank (Auction Preferred Stock)

AUCTION AGENT

Deutsche Bank (Auction Preferred Stock)

STOCK EXCHANGE LISTING

NYSE Symbol: DSM

INITIAL SEC EFFECTIVE DATE

11/22/89

THE NET ASSET VALUE APPEARS IN THE FOLLOWING PUBLICATIONS: BARRON'S, CLOSED-END BOND FUNDS SECTION UNDER THE HEADING "MUNICIPAL BOND FUNDS" EVERY MONDAY; WALL STREET JOURNAL, MUTUAL FUNDS SECTION UNDER THE HEADING "CLOSED-END FUNDS" EVERY MONDAY; NEW YORK TIMES, BUSINESS SECTION UNDER THE HEADING "CLOSED-END BOND FUNDS--MUNICIPAL BOND FUNDS" EVERY MONDAY.

NOTICE IS HEREBY GIVEN IN ACCORDANCE WITH SECTION 23(C) OF THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED, THAT THE FUND MAY PURCHASE SHARES OF ITS COMMON STOCK IN THE OPEN MARKET WHEN IT CAN DO SO AT PRICES BELOW THE THEN CURRENT NET ASSET VALUE PER SHARE.

                                                             The Fund

                                                           For More Information

                        Dreyfus Strategic Municipal
                        Bond Fund, Inc.
                        200 Park Avenue
                        New York, NY 10166

                      Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                      Custodian

                        Boston Safe Deposit and Trust Company
                        One Boston Place
                        Boston, MA 02108

                      Transfer Agent,
                      Dividend-Paying Agent,
                      Registrar and Disbursing Agent

                        PFPC Global Fund Services
                        (Common Stock)
                        101 Federal Street
                        Boston, MA 02110

(c) 2003 Dreyfus Service Corporation                                  852AR1102